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                                                              EXHIBIT 10(j)(vii)


                CAROLINA FREIGHT CORPORATION AND SUBSIDIARIES
                     1995 NONQUALIFIED STOCK OPTION PLAN


         1. PURPOSE. This 1995 Nonqualified Stock Option Plan (the "Plan") is intended to advance the interests of Carolina Freight Corporation (the "Company"), its subsidiaries and its shareholders by providing participants an added sense of proprietorship and personal involvement in the development and financial success of the Company and to encourage such participants to remain with and devote their best efforts to the Company. It is also intended that options issued pursuant to the Plan (the "Options") shall satisfy the requirements of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         2. ADMINISTRATION. The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company (the "Committee") except that no member of the Committee may exercise discretion with respect to, or participate in, the administration of the Plan if, at any time during the twelve-month period prior to any exercise or participation, he or she has been granted or awarded stock, restricted stock, stock options, stock appreciation rights or any other derivative security of the Company or an affiliate thereof under this Plan or any similar plan of the Company, except as permitted in Rule 16b-3(c)(2)(i)(A) through (D) under the Exchange Act.
Members of the Committee shall be subject to any additional restrictions necessary to satisfy the requirements for disinterested administration of the Plan as set forth in Rule 16b-3, as it may be amended from time to time. Subject to the express provisions of the Plan, the Committee may interpret the Plan, prescribe, amend and rescind rules and regulations relating to it, determine the terms and provisions of awards under the Plan (which need not be identical) and make such other determinations as it deems necessary or advisable for the administration of the Plan. The decisions of the Committee under the Plan shall be conclusive and binding. No member of the Board of Directors of the Company or the Committee shall be liable for any action taken, or determination made, hereunder in good faith.

         3. SHARES SUBJECT TO PLAN. The maximum number of shares that may be issued pursuant to the Plan is 500,000 and as of the effective date hereof, that number of shares shall be authorized and reserved for issuance upon the exercise of Options granted under the Plan. If any Option granted under the Plan shall expire
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or terminate for any reason, without having been exercised in full, the unpurchased shares covered by the Option shall be added to the shares otherwise available for issuance upon the exercise of Options unless the Plan shall then be terminated.

         4. OPTIONS FOR INDEPENDENT DIRECTORS. The grant of options under this Section 4 shall be limited to those directors of the Company who, on the date of grant, are neither officers nor employees of the Company or any subsidiary (such directors are referred to herein as "Eligible Directors").

         On the next business day following the end of the Company's annual shareholders' meeting in each year (the "Grant Date"), each Eligible Director shall automatically receive from the Company an option to acquire 2,500 shares of common stock at an exercise price equal to the closing sales prices of the common stock on the Grant Date. Each such option shall be exercisable immediately and at any time and from time to time thereafter (subject to the following sentence) until and including the date which is the business day immediately preceding the tenth anniversary of the Grant Date. In the event that an Eligible Director ceases to be a director of the Company for any reason, each option granted to such Eligible Director pursuant to this Section 4 will terminate on the first anniversary of the date such Eligible Director ceased to be a director of the Company. Notice of each such option granted on a Grant Date shall be given to each Eligible Director within a reasonable time after the Grant Date.

         This Section 4 may not be amended more frequently than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder.

         5. REGULAR GRANTS OF OPTIONS TO EMPLOYEES. The Committee may grant options under this Plan to any employee of the Company or any of its subsidiaries ("Employee"). In determining which Employees will be granted options the Committee shall consider the duties of the Employees, their present and potential contributions to the success of the Company, and such other factors as the Committee deems relevant in connection with accomplishing the purposes of the Plan. Options granted under this Plan to Employees shall be subject to the following terms and conditions, and such other terms and conditions not inconsistent with the Plan as the Committee shall determine to be appropriate.





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                 a.       NUMBER OF SHARES.  Each Option shall specify the
number of shares that may be purchased upon exercise of the Option, subject to adjustment as provided in Section 10 below. No Employee shall be granted Options to purchase more than 50,000 shares.

                 b. EXERCISE PRICE. The exercise price shall be the fair market value of the shares subject to the Option as of the date of grant. Fair market value for purposes of this paragraph shall be the closing price of the Company's shares on the day of the grant of the Option.

                 c. RIGHT TO EXERCISE AND TERM. Any Option granted to an Employee under this Section 5 of the Plan shall be exercisable in accordance with the following terms and conditions:

                          i. An Option granted under this Section 5 shall not be exercisable prior to the second anniversary of the grant of the Option (except that in the event of the death or permanent disability of the person receiving such Option, this condition shall be deemed automatically waived.) The Option granted to any Employee under this Plan shall vest according to the following schedule:

                 Years After Date of Grant         Percent Vested
                 -------------------------         --------------
                     less than 1                           0%
                     1 but less than 2                    25%
                     2 but less than 3                    50%
                     3 but less than 4                    75%
                     4 or more                           100%

         The nonvested portion of an Employee's Options shall be considered forfeited upon termination of his or her employment with the Company for whatever reason. No Option granted hereunder shall be exercisable more than ten years from the date that the Option is granted.

                          ii. In the event the employment of an Employee then holding Options hereunder shall terminate by reason of death, retirement (as defined below), permanent and total disability (as determined by the





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         long-term disability plan applicable to such Employee), or under such other circumstances as may be determined by the Committee, the vested portion of said Options shall be exercisable by the former employee or his or her successor in interest only during the period of one year immediately following said termination of employment. "Retirement" for the purposes of this paragraph is limited to the voluntary termination of employment occurring at or after the employee either attains age 65 or attains age 55 with fifteen years of service. In the event of termination of employment under circumstances other than as stated above, all Options then held shall terminate, and shall no longer be exercisable, as of the date of termination of employment.

         6. SPECIAL MATCHING GRANTS OF OPTIONS TO EMPLOYEES. Any officer of the Company or any of its subsidiaries (including appointed officers) and any Division Manager of Carolina Freight Carriers who, while this Plan is in effect and while there are shares available for the grant of options provided herein, purchase shares of the Company's common stock (other than purchases directly from the Company pursuant to the exercise of options or similar rights) will be entitled to receive from the Company options on the following terms and conditions, and such other terms and conditions not inconsistent with the Plan as the Committee shall determine to be appropriate.

                 a. NUMBER OF SHARES. Each Option shall be for the same number of shares as the Employee purchased (the "Purchased Shares"), subject to the limitation that an Employee shall not be entitled to receive Options pursuant to this Section 6 for more than 5,000 shares with respect to purchases made in any calendar year.

                 b. EXERCISE PRICE. The exercise price shall be the fair market value of the shares subject to the Option as of the date of the Employee's purchase of shares.

                 c. RIGHT TO EXERCISE AND TERM. Any Option granted to an Employee under this Section 6 of the Plan shall be exercisable in accordance with the following terms and conditions:





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                          i.      An Option granted under this Section 6 shall
         not be exercisable prior to the second anniversary of the grant of the Option (except that in the event of the death or permanent disability of the person receiving such Option, this condition shall be deemed automatically waived.)

                          ii. If, prior to such second anniversary, the Employee sells, transfers or otherwise ceases to own all (or a portion of) the Purchased Shares, then all (or a like portion of) the Option granted hereunder shall terminate and be considered forfeited.

                         iii. No Option granted hereunder shall be exercisable more than ten years from the date that the Option is granted.

                          iv. In the event the employment of an Employee then holding Options hereunder shall terminate for any reason, the said Options shall be exercisable by the former employee or his or her successor in interest only during the period of one year immediately following said termination of employment.

                 d. NOTIFICATION AND EVIDENCE. Any Employee who makes a purchase of shares that will entitle him to the grant of Options hereunder shall notify the Committee and provide satisfactory evidence of such purchase. The date of grant with respect to any Options granted hereunder will be the date the Employee purchased the Purchased Shares.

                 e. ADDITIONAL RULES. The Committee may adopt additional rules with regard to the Options granted pursuant to this Section 6, including without limitation (i) rules with regard to evidencing continued ownership of the Purchased Shares during the period specified in 6(c)(ii) above and (ii) rules to ensure compliance with Rule 10b-18 and any other applicable rule or provision of the federal or state securities laws.

         7. TERMS OF EXERCISE. Any Option granted under the Plan may be exercised by the Eligible Director, Employee, by a legatee or legatees of such Option under the Eligible Director's or Employee's last will, or by his or her executors, personal representatives or distributees (the "Optionee"), (i) by





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delivering to the Secretary of the Company written notice of the number of shares of common stock with respect to which the Option is being exercised, or
(ii) by delivering such notice to a broker-dealer with a copy to the Secretary of the Company. The purchase price of common stock upon exercise of any Option shall be paid in full (i) in cash or certified check by the Optionee, (ii) by a broker-dealer to whom the Optionee has submitted an exercise notice consisting of a fully endorsed Option, (iii) in common stock valued at its fair market value on the date of exercise, (iv) by agreeing to surrender Options then exercisable by the Optionee valued at the excess of the aggregate fair market value of the common stock subject to such Options on the date of exercise over the aggregate option exercise price of such common stock, (v) by directing the Company to withhold such number of shares of common stock otherwise issuable upon exercise of such Option having an aggregate fair market value on the date of exercise equal to the exercise price of the Option, or (vi) by such other medium of payment as the Committee, in its discretion, shall authorize, or by any combination of (i), (ii), (iii), (iv), (v) and (vi), at the discretion of the Committee. In the case of payment pursuant to (ii), (iii), (iv), (v) or
(vi) above, the Optionee's election must be made on or prior to the date of exercise of the Option and must be irrevocable. The Company shall issue, in the name of the Optionee, stock certificates representing the total number of shares of common stock issuable pursuant to the exercise of any Option as soon as reasonably practicable after such exercise. Upon the exercise of an Option, the Committee shall have the right to require the Optionee to remit to the Company in any such manner or combination of manners as it determines in its sole discretion, an amount sufficient to satisfy all federal, state and local withholding tax requirements prior to the delivery by the Company of any certificate for shares of Common Stock.

         8. TRANSFERABILITY LIMITED. No Option granted under the Plan shall be transferable by the Grantee other than by will, or, by the laws of descent and distribution of the state of his domicile at the time of his death. During the Optionee's lifetime, the Option shall be exercised only by the Optionee.

         9. TERMINATION OR AMENDMENT OF PLAN. The Board of Directors of the Company expressly retains the right to at any time terminate, suspend, or amend the Plan, in any respect and as the Board of Directors deems advisable under circumstances then





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prevailing, provided, however, that no amendment hereto shall expand the number of shares of Company stock subject to the Plan, nor permit the grant of Options to members of the Committee except pursuant to Section 4 above. The Board of Directors shall submit any amendments to the shareholders of the Company for approval to the extent necessary to maintain compliance with the requirements of Rule 16b-3 of the Exchange Act.

         10. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION; ACCELERATION OF EXERCISE RIGHTS. The total amount of shares on which Options may be granted under the Plan and option rights (both as to the number of shares and the option exercise price per share) shall be appropriately adjusted for any increase or decrease in the number of outstanding shares of common stock of the Company resulting from payment of a stock dividend on the common stock, a subdivision or combination of shares of the common stock or from a reclassification of the common stock, and (in accordance with the provisions contained in the next following paragraph) in the event of a merger or consolidation.

         After any merger of one or more corporations into the Company or any subsidiary, any merger of the Company or any subsidiary into another corporation, any consolidation of the Company or any subsidiary and one or more other corporations, or any other corporate reorganization of any form involving the Company or any subsidiary as a party thereto, which corporate reorganization involves any exchange, conversion, adjustment or other modification of the outstanding shares of common stock of the Company, each employee holding Options at the time of such corporate reorganization shall, at no additional cost, be entitled, upon any exercise of his or her Option, to receive, in lieu of the number of shares as to which such Option shall then be so exercised, the number and class of shares of stock or other securities or such other property to which such employee would have been entitled to pursuant to the terms of the agreement of merger or consolidation if at the time of such merger or consolidation such optionee had been a holder of record of a number of shares of common stock of the Company equal to the number of shares which then remain exercisable under such Option. Comparable rights shall accrue to such employee in the event of successive mergers or consolidations of the character described above.





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         The adjustments and the manner of application of the foregoing provisions shall be determined by the Committee in its sole discretion. Any such adjustment may provide for the elimination of any fractional share that might otherwise become subject to an Option.

         11. CHANGE IN CONTROL. In the event of (i) the adoption of a plan of merger or consolidation of the Company math any other corporation as a result of which the holders of the voting capital stock of the Company as a group would receive less than 50% of the voting capital stock of the surviving or resulting corporation, (ii) the approval by the Board of Directors of the Company of an agreement providing for the sale or transfer (other than as security for obligations of the Company) of substantially all the assets of the Company, or (iii) in the absence of a prior expression of approval by the Board of Directors of the Company, the acquisition of more than 20% of the Company's voting capital stock by any person within the meaning of Section 13(d)(3) of the Exchange Act; then any Option granted hereunder pursuant to Section 5 or 6 shall become immediately exercisable in full, subject to any appropriate adjustments in the number of shares subject to the Option and the option exercise price per share, and shall remain exercisable for the remaining term of such Option, regardless of whether such Option has been outstanding for six months or of any provision contained in the individually executed Nonqualified Stock Option Agreement with respect thereto requiring that the Option or any portion thereof be outstanding for a minimum amount of time prior to exercise, subject to all of the terms hereof and the Option Agreement with respect thereto not inconsistent with this paragraph.

         12. RESTRICTIONS ON OPTION REPRICING. Except as set forth in Sections 10 or 11 hereof, in no event shall the Board of Directors or the Committee authorize any adjustment in the exercise or purchase price of or the number of shares subject to an outstanding Option under this Plan, whether by cancellation of an outstanding Option and a subsequent regranting of an Option, by amendment or substitution of outstanding Option or by other means.

         13. APPLICABLE LAW. This stock option plan is adopted by the Company in the State of North Carolina and is to be construed and interpreted in accordance with the laws of North Carolina.





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